UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)    January 20, 2006
                                                         -----------------------

                               ViewCast.com, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  0-29020                              75-2528700
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         (Commission File Number)           (IRS Employer Identification No.)


     17300 North Dallas Parkway, Suite 2000
                Dallas, Texas                                75248-1191
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   (Address of Principal Executive Offices)                  (Zip Code)


                                 (972) 488-7200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.   Material Modification to Rights of Security Holders


On January 20, 2006, the Board of Directors of ViewCast.com, Inc. (the "Registrant") voted to extend the expiration date on the Registrant's public and public equivalent common stock purchase warrants from the current expiration date of February 3, 2006. The new expiration date on these warrants will be February 3, 2007. Additionally, the Board of Directors voted to decrease the exercise price of these warrants to $0.275 per share from $1.00 per share beginning on March 1, 2006, until the warrant expiration date. The warrants are redeemable by the Registrant under certain conditions. As of December 31, 2005, approximately 3,900,000 public and public equivalent warrants were outstanding. The public common stock purchase warrants are traded over the Over-the-Counter Bulletin Board under the symbol "VCSTW".



Item 9.01    Financial Statements and Exhibits.

     (d)     Exhibits

     99.1    Press Release issued January 24, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VIEWCAST.COM, INC.

Date: January 24, 2006
                                       By:  /s/ Laurie L. Latham
                                            ------------------------------------
                                            Laurie L. Latham
                                            Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

99.1                     Press Release issued January 24, 2006.